EXHIBIT 10.4

SECOND EXTENSION AND MODIFICATION OF
INDEPENDENT CONTRACTOR CONSULTING AGREEMENT

             This SECOND EXTENSION AND MODIFICATION OF INDEPENDENT CONTRACTOR CONSULTING AGREEMENT ("Extension") is entered into as of April 30, 2001 between California Coastal Communities, Inc., a Delaware corporation  (the "Company"), GSSW-REO, L.L.C., a Texas limited liability company ("GSSW") and Thomas W. Sabin, Jr. ("Consultant").

             WHEREAS, the Company and GSSW have entered into an Independent Contractor Consulting Agreement dated as of May 20, 1998 and Extension and Modification of Independent Contractor Consulting Agreement dated as of December 7, 1999 (collectively, the "Consulting Agreement") through which Consultant has provided various consulting capacities to the Company and the Company has obtained various consulting services by Consultant; and;

             WHEREAS, the Company desires to obtain the benefit of continued service from Consultant by extending the Consulting Agreement, and GSSW desires to render continued services to the Company by extending the Consulting Agreement pursuant to the terms and conditions of this Extension;

             NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and obligations set forth herein, the parties hereto hereby agree as follows:

             1.          CONTINUING EFFECTIVENESS OF CONSULTING AGREEMENT.  Except to the extent of any modification made pursuant to the terms of this Extension, the Consulting Agreement shall continue to remain in full force and effect following the date hereof.

             2.          EXTENSION OF TERM.  Employer and Executive hereby agree to extend the term of the Consulting Agreement until April  30, 2003.

             IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written, in the case of the Corporation and GSSW by an officer thereunto duly authorized, and in the case of Consultant, by Consultant individually.

"COMPANY"
CALIFORNIA COASTAL COMMUNITIES, INC.
By	/s/ RAYMOND J. PACINI
Chief Executive Officer
Raymond J. Pacini
"CONSULTANT"
/s/ THOMAS W. SABIN, JR.
Thomas W. Sabin, Jr.
"GSSW"
GSSW-REO, L.C.
a Texas limited liability company
By	/s/ THOMAS W. SABIN, JR.
Thomas W. Sabin, Jr.
Manager